Exhibit 10(ez)


                               SECURITY AGREEMENT


1.   Identification.

     This Security Agreement (the "Agreement"), dated as of July 23, 2004, is entered into by and between NCT Group, Inc., a Delaware corporation ("NCT" or "Debtor"), and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (collectively, the "Lenders").

2.   Recitals.

     2.1 The Lenders have made or are making loans to NCT (the "Loans"). It is beneficial to NCT that the Loans were made, are being made and will be made.

     2.2 The Loans are evidenced by certain 8% convertible promissory notes (each a "Convertible Note") issued by NCT on or about the date of this Agreement pursuant to subscription agreements ("Subscription Agreement"). The Notes are further identified on Schedule A hereto and were and will be executed by NCT as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

     2.3 In consideration of the Loans made by Lenders to NCT and for other good and valuable consideration, and as security for the performance by NCT of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Notes and Subscription Agreements (collectively, the "Obligations"), NCT, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations includes all future advances by Lenders to NCT.

     2.4 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated July 23, 2004 ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

     2.5 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.   Grant of General Security Interest in Collateral.

     3.1 As security for the Obligations of Debtor, NCT hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

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     3.2 "Collateral" shall mean all of the following property of NCT:

     All now owned and hereafter acquired right, title and interest of NCT in, to and in respect of all accounts, goods, real or personal property, all present and future books and records relating to the foregoing and all products and proceeds of the foregoing, as each is set forth below:

          (i) Accounts: All now owned and hereafter acquired right, title and interest of NCT in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names,
     applications  for  the  foregoing,  trade  secrets,  goodwill,   processes,
     drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by NCT, as well as its affiliates, agreements or property securing or relating to any of the items referred to above;

          (ii) Goods: All now owned and hereafter acquired right, title and interest of NCT in, to and in respect of goods, including, but not limited to:

               (A) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in NCT' business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to NCT by its customers or repossessed by NCT and all of NCT' right, title and interest in and to the foregoing (including all of NCT' rights as a seller of goods);

               (B) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to NCT' rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

          (iii) Property: All now owned and hereafter acquired right, title and interests of NCT in, to and in respect of any real or other personal property in or upon which NCT has or may hereafter have a security interest, lien or right of setoff;

          (iv) Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the NCT, any computer service bureau or other third party; and

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          (v) Products and Proceeds:  All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

     3.3 The Collateral Agent is hereby specifically authorized, after an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.   Perfection of Security Interest.

     NCT shall execute and deliver to the Collateral Agent UCC-1 Financing Statements. The Collateral Agent is instructed to file the Financing Statements in such jurisdictions deemed advisable to the Collateral Agent, including but not limited to Delaware and New York. These Financing Statements are deemed to have been filed for the benefit of the Collateral Agent and Lenders identified on Schedule A hereto.

5.   Distribution on Liquidation.

          5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, NCT shall deliver same to the Collateral Agent to be applied to the Obligations, then due, in accordance with the terms of the Notes.

          5.2 Prior to any Event of Default, NCT shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

6.   Further Action By NCT; Covenants and Warranties.

          6.1 Collateral Agent at all times shall have a perfected security interest in the Collateral, subject only to any security interests and liens of Carole Salkind and other validly filed and superior liens existing as of the date hereof. Additionally, all collateral rights in intellectual property are subordinated to NCT's current licenses and future licenses provided, that with respect to future licenses, the consent of the Lender must be obtained, but such consent will not be unreasonably withheld. The patents and intellectual property which are licensed under the cross license agreement dated September 27, 1997, among NXT plc, New Transducers Limited, being related companies, NCT and NCT Audio Products, Inc. (or any successor agreements) are specifically excluded from the Collateral. There are approximately 20 pieces of intellectual property in which, under the cross license agreement, NCT may not, and hence does not herein, grant a security interest. In addition, all agreements between NCT Audio Products, Inc. and NCT that relate to such agreement, and the stock of NCT Audio Products, Inc. owned by NCT, shall similarly be excluded from the security interest granted in this Security Agreement. Subject to the security interests described herein, NCT has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Collateral Agent's security interest in the Collateral constitutes

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     and will continue to constitute a first,  prior and  indefeasible  security interest in favor of Collateral Agent, except as set forth herein. NCT will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that, in the opinion of Collateral Agent, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or their security interests therein.

          6.2 Other than in the ordinary course of business, and except for Collateral which is substituted by assets of identical or greater value or which has become obsolete or is of inconsequential in value, NCT will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Collateral Agent and Lenders and Collateral Agent shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.

          6.3 NCT will, at all reasonable times and upon reasonable notice, allow Collateral Agent or its representatives free and complete access to the Collateral and all of NCT's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

          6.4 NCT, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent hereunder, and the Collateral against the claims and demands of all other parties, except those of holders of senior or permitted liens.

          6.5 NCT will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Collateral Agent under this Security Agreement in any material respect.

          6.6 NCT, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by NCT shall be in form and amounts reasonably acceptable to Collateral Agent. NCT shall make the Collateral Agent a loss payee thereon to the extent of its interest. Collateral Agent is hereby irrevocably (until the Obligations are paid in full) appointed NCT' attorney-in-fact to endorse any check or draft that may be payable to NCT so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance (subject to the rights of senior secured parties), less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on

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     account of any sums  secured  hereby,  whether or not then due or  payable.
     Insurance will not be required for Collateral that is securities.

          6.7 Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by NCT, upon NCT' failure to do so, and all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by NCT to Collateral Agent upon demand and shall bear interest at the lesser of 14% per annum or the highest legal amount from the dates of such expenditures until paid.

          6.8 Upon the request of Collateral Agent, NCT will furnish within five
     (5) business days thereafter to Collateral Agent, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of NCT securing the Obligations. In connection with any assignment by Collateral Agent of this Security Agreement, NCT hereby agrees to cause the insurance policies required hereby to be carried by NCT, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

          6.9 NCT will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to perfect its security interest hereunder.

          6.10 NCT represents and warrants that as of the date hereof it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances except for any in favor of Carole Salkind or as described herein.

          6.11 NCT hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Collateral Agent.

7.   Power of Attorney.

          After the occurrence and during the uncured continuation of an Event of Default thereunder, NCT hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of NCT, with full power of substitution, in the place and stead of NCT and in the name of NCT or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this

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     Agreement.  This power of  attorney  is  coupled  with an  interest  and is irrevocable until the Obligations are satisfied.

8.   Performance By The Collateral Agent.

          If NCT fails to perform any material covenant, agreement, duty or obligation of NCT under this Agreement, the Collateral Agent may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by NCT as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.   Event of Default.

          An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes and Subscription Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by NCT of any of its material obligations pursuant to this Agreement shall be an Event of Default hereunder and an event of default as defined in the Notes and Subscription Agreement.

10.  Disposition of Collateral and Collateral Shares.

          Upon and after any Event of Default which is then continuing,

          10.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

          10.2 If any notice to NCT of the sale or other disposition of Collateral is required by then applicable law, five business (5) days prior written notice (which NCT agrees is reasonable notice) or, if longer, the shortest period of time permitted by then applicable law to NCT of the time and place of any sale of Collateral which NCT hereby agrees may be by private sale. The rights granted in this Section are in addition to any and all rights available to Collateral Agent under the Uniform Commercial Code.

          10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale

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     thereof,  or  otherwise  to restrict  such sale in such other manner as the
     Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

          10.4 All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, NCT shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to NCT shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting any sums owed to such Lender by NCT arising under the Obligations or any other source.

11.  Intentionally Left Blank.

12.  Miscellaneous.

          12.1 Expenses. NCT shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral
     Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (c) failure by NCT to perform and observe any agreements of NCT contained herein which are performed by the Collateral Agent.

          12.2 Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by NCT therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

          12.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or

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


     to such other address as either party shall hereafter give to the other by notice duly made under this Section:

     To NCT:                         NCT Group, Inc.
                                     20 Ketchum Street
                                     Westport, CT 06880
                                     Attn: Chief Financial Officer
                                     Fax: (203) 226-4338

     With a copy to:                 General Counsel


     To Lenders:                     To the addresses and telecopier numbers set
                                     forth on Schedule A


     To the Collateral Agent:        Barbara R. Mittman
                                     Grushko & Mittman, P.C.
                                     551 Fifth Avenue, Suite 1601
                                     New York, New York 10176
                                     Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

          12.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon NCT, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns. All the rights and benefits granted by Debtor to the Collateral Agent and Lenders in the Loan Documents are deemed granted to both the Collateral Agent and Lenders.

          12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

          12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against NCT with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, NCT hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. NCT hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in

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


     connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

          12.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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


          IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR"                                         "THE COLLATERAL AGENT"
NCT GROUP, INC.                                   BARBARA R. MITTMAN
a Delaware corporation


By:  /s/  Michael J. Parrella                     /s/  Barbara R. Mittman
     ----------------------------                 ------------------------------


     Michael Parrella
Its: Chairman & C.E.O.


                             APPROVED BY "LENDERS":



/s/  Konrad Ackerman                              /s/  S. Michael Rudolph
---------------------------------                 ------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT                  LONGVIEW FUND LP




        This Security Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

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


                        SCHEDULE A TO SECURITY AGREEMENT


---------------------------------------------     ------------------------------
LENDER                                            PRINCIPAL AMOUNT OF NOTE
---------------------------------------------     ------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT                  $400,000.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
---------------------------------------------     ------------------------------
LONGVIEW FUND LP                                  $500,000.00
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Attn:  S. Michael Rudolph
Fax:  (415) 981-5300
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TOTALS                                            $900,000.00
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